Bramshill Income Performance Fund

Institutional Class          BRMSX

A series of Trust for Advised Portfolios (the “Trust”)

Supplement dated March 6, 2017 to the
Prospectus and Statement of Additional Information dated February 24, 2016

This supplement is being provided to inform you that effective March 31, 2017, the Bramshill Income Performance Fund (the “Fund”) will change the frequency of making distributions of dividends from net investment income from annually to monthly.

The Prospectus section “Dividends and Distributions” on page 18 is revised to read as follows:

The Fund will make distributions of dividends, if any, at least monthly, and of capital gains, if any, annually, typically in December. The Fund may make an additional payment of dividends or distributions of capital gains if it deems it necessary for federal income tax purposes or otherwise desirable at any other time of the year.

The Prospectus section “Tax Consequences” on page 20 is revised to read as follows:

The Fund will make distributions of dividends, if any, at least monthly, and of capital gains, if any, annually, typically in December.

The Statement of Additional Information section “Distributions and Tax Information” on page 36 is revised to read as follows:

Distributions
Dividends from net investment income are generally paid monthly, and distributions from capital gains are made annually. The Fund may make additional payment of dividends or distributions of capital gains if it deems it necessary for federal income tax purposes.

Each distribution by the Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year, the Fund will issue to each shareholder a statement of the amount and federal income tax status of all distributions.

Please retain this supplement with the Prospectus and Statement of Additional Information.